Long-term investments (Tables)	12 Months Ended
Dec. 31, 2015
Long-term investments [Abstract]
Schedule of Long-Term Investments
	December 31,	December 31,
(In thousands)	2014	2015
Equity method investments:
Balance at beginning of the year	2,785	2,965
Additions	—	—
Share of loss from equity investees	(259)	(12)
Dilution gains arising from deemed disposal of investments (ii) (iii)	449	702
Transfer to cost method investments	—	(1,349)
Exchange differences	(10)	(144)
Balance at end of the year	2,965	2,162
Cost method investments:
Balance at beginning of the year	164	2,533
Additions (i)	2,359	6,506
Transfer from equity method investments	—	1,349
Exchange difference	10	(429)
Less: impairment loss on long-term investments	—	(802)
Balance at end of the year	2,533	9,157

Total long-term investments	5,498	11,319

Schedule of Equity Investments, Percentage of Ownership of Common Share

Investee	Percentage of ownership of shares as of December 31,
	2014	2015
Equity method investments:
Zhuhai Qianyou Technology, Co., Ltd. (“Zhuhai Qianyou”),	19.00%	19.00%
Guangzhou Yuechuan Network Technology, Co., Ltd. (“Guangzhou Yuechuan”) (ii)	19.13%	19.13%
Chengdu Diting Technology, Co., Ltd. (“Chengdu Diting”) (ii)	16.58%	—
Cost method investments:
Shenzhen Kushiduo Network Science and Technology Co., Ltd. (“Shenzhen Kushiduo”)(i)	10.00%	12.5%
Shanghai Guozhi Electronic Technology Co., Ltd. (“Shanghai Guozhi”)	21.00%	21.00%
Guangzhou Wucai Information Technology Co., Ltd.(“Guangzhou Wucai”)	10.00%	10.00%
Guangzhou Hongsi Network Technology Co., Ltd.(“Guangzhou Hongsi”)	19.90%	19.90%
Tianjin Kunzhiyi Network Technology Co., Ltd.(“Tianjin Kunzhiyi”) (iii)	19.99%	19.99%
Chengdu Diting Technology, Co., Ltd. (“Chengdu Diting”) (ii)	—	13.27%
Suzhou Heidisi network technology co., Ltd.("Suzhou Heidisi") (i)	—	19.90%
Xiamen Diensi network technology co., Ltd.("Xiamen Diensi") (i)	—	15.00%
Nanjing Qianyi Video information technology co., Ltd.("Nanjing Qianyi") (i)	—	20.00%
11.2 Capital I, L.P. Ltd. ( "11.2 Capital")(i)	—	2.24%
Cloudtropy (i)	—	1.13%

(i)
In 2015, the Group made equity investments in five more unrelated privately-held companies. The shares held by the Group are not in-substance common stock and therefore the Group accounted for these investments according to ASC 320 as equity activities using the cost method. In August 2015, the Group increased investment of USD 39 thousand to purchase 25 thousand shares of Shenzhen Kushiduo. As a result, the Group's ownership interest in Shenzhen Kushiduo increased from 10% to 12.5%.

(ii)
In May of 2014, the Group obtained the right to appoint a director to Chengdu Diting and thus had one out of five seats on the board of directors of this investee. Given the existence of significant influence, the Group started to apply equity method in May 2014 although the Group's ownership interest in Chengdu Diting decreased from 19.9% to 16.58% because Chengdu Diting issued new shares to a third party for a total consideration of RMB 10 million (USD 1,627 thousand). In April of 2015, the new investor of Chengdu Diting injected capital of RMB 39.07 million (USD 6.39 million). As a result of the transaction, the Group 's ownership interest in Chengdu Diting diluted from 16.58% to 13.27%. So the recognition of Chengdu Diting's ownership for the Group transferred from equity method to cost method. The Group recorded a dilution gain of RMB 4.38 million (USD 702 thousand) arising from the sale of shares by the investee to third parties at a price in excess of the per share carrying value of the shares owned by the Group in 2015.

(iii)
In September of 2015, Tianjin Kunzhiyi suffered from financial difficulties and lost most of its core R&D staff. As a result, new games couldn't be promoted as committed in investment agreement with the Group. The Group recognized impairment of RMB 5 million (USD 802 thousand) for ownership interest in Tianjin Kunzhiyi as considered necessary.